UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                February 1, 2006
                Date of Report (Date of earliest event reported)

                        ASSOCIATED MATERIALS INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)
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           Delaware                            000-24956                    75-1872487
(State or Other Jurisdiction of        (Commission File Number)            (IRS Employer
        Incorporation)                                                  Identification No.)
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                                 3773 State Road
                           Cuyahoga Falls, Ohio 44223
                    (Address of Principal Executive Offices)

                                 (330) 929-1811
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement

     On February 1, 2006, Associated Materials Incorporated ("AMI") entered into Amendment No. 1 (the "Amendment") to its Second Amended and Restated Credit Agreement, dated as of December 22, 2004, by and among AMI and Gentek Building Products Limited, as borrowers, Associated Materials Holdings Inc. and AMH Holdings, Inc., as guarantors, the lenders party thereto, UBS AG, Stamford Branch, as the U.S. Administrative Agent and Canadian Imperial Bank of Commerce, as the Canadian Administrative Agent (the "Second Amended and Restated Credit Agreement"). We refer to the Second Amended and Restated Credit Agreement as the "AMI senior credit facility."

     The Amendment to the AMI senior credit facility (i) increases the interest margins on each of the term loan facility and revolving credit facility by 25 basis points; (ii) increases the U.S. portion of the revolving credit facility from U.S.$60 million to U.S.$70 million; and (iii) amends certain covenants, in particular, the Leverage Ratio, the Interest Coverage Ratio and the Fixed Charge Coverage Ratio (each as defined in the AMI senior credit facility).

     The description of the Amendment is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Form 8-K, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number      Description of Document

10.1 Amendment No. 1 to the Second Amended and Restated Credit Agreement, dated as of February 1, 2006, by and among Associated Materials Incorporated and Gentek Building Products Limited, as borrowers, Associated Materials Holdings Inc. and AMH Holdings, Inc., as guarantors, the lenders party thereto, UBS AG, Stamford Branch, as the U.S. Administrative Agent and Canadian Imperial Bank of Commerce, as the Canadian Administrative Agent

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ASSOCIATED MATERIALS INCORPORATED


DATE:  February 6, 2006          By: /s/ D. Keith LaVanway
                                    -------------------------------------------
                                    D. Keith LaVanway
                                    Vice President - Finance,
                                    Chief Financial Officer,
                                    Treasurer and Secretary

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EXHIBIT INDEX

Exhibit No.    Exhibit [GRAPHIC OMITTED[GRAPHIC OMITTED]

10.1 Amendment No. 1 to the Second Amended and Restated Credit Agreement, dated as of February 1, 2006, by and among Associated Materials Incorporated and Gentek Building Products Limited, as borrowers, Associated Materials Holdings Inc. and AMH Holdings, Inc., as guarantors, the lenders party thereto, UBS AG, Stamford Branch, as the U.S. Administrative Agent and Canadian Imperial Bank of Commerce, as the Canadian Administrative Agent